                                                                    Exhibit 3(a)
                                                                    ------------




                           CERTIFICATE OF ORGANIZATION
                                       OF
                              ATLAS RESOURCES, LLC

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU
--------------------------------------------------------------------------------

                          Certificate of Organization
                       Domestic Limited Liability Company
                              (15 Pa.C.S. ss. 8913)

Document will be returned to the name and address you enter to the left

                              M. BURR KEIM COMPANY
                                COUNTER PICK-UP

Fee: $125

         In compliance with the requirements of 15 Pa. C.S. 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

         1. The name of the limited liability company (designator is required, i.e., "company", "limited" or "limited liability company" or abbreviation):

         Atlas Resources, LLC
         -----------------------------------------------------------------------

         2. The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

            (a) Number and Street       City      State      Zip      County

         311 Rouser Road, Moon Township, PA 15106 Allegheny County
         -----------------------------------------------------------------------

            (b) Name of Commercial Registered Office Provider         County

         c/o:
         -----------------------------------------------------------------------

         3. The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2):

            Name                                Address

         Lisa D. Schumm, c/o Ledgewood, 1900 Market Street, Suite 750, Philadelphia, PA 19103
         -----------------------------------------------------------------------
         _______________________________________________________________________

         _______________________________________________________________________


         4. Strike out if inapplicable term

         5. Strike out if inapplicable:

            Management of the company is vested in a manager or managers.

         6. The specified effective date, if any is:___________________________.
                                                    month date year hour, if any

         7. Strike out if inapplicable:

         _______________________________________________________________________

         _______________________________________________________________________

         8. For additional provisions of the certificate, if any, attach an 8-1/2 x 11 sheet.





IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 24th day of March, 2006.

                               /s/ Lisa D. Schumm
                          ---------------------------
                                   Signature




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PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU
--------------------------------------------------------------------------------

                      [x] Consent to Appropriation of Name
                              (19 Pa.Code ss. 17.2)
                       [_] Consent to Use of Similar Name

Pursuant to 19 Pa. Code ss. 17.2 (relating to appropriation of the name of a senior corporation) and 17.3 (relating to use of a similar name) the undersigned association, desiring to consent to the appropriation/use of similar name of its name by another association, hereby certifies that:

         1. The name of the association executing this Consent of Name is:

         Atlas Resources, LLC
         -----------------------------------------------------------------------

         2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

            (a) Number and Street       City      State      Zip      County

         311 Rouser Road, Moon Township, PA 15106 Allegheny County
         -----------------------------------------------------------------------

            (b) Name of Commercial Registered Office Provider         County

         c/o:
         -----------------------------------------------------------------------

         3. The date of its incorporation or other organization is:

                                    7/9/1979

         4. The statute under which it was incorporated or otherwise organized is:

                            Business Corporation Law

         5. The association(s) entitled to the benefit of this Consent of Name is (are):

                              Atlas Resources, LLC
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         6. If Consent to Appropriation of Name, the association is about to (check one):

         [_] Change its name  [_] Cease to do business [x] Withdrawal from doing business in PA
         [_] Being wound up

         7. If Consent to Use of Similar Name, check box:

         [_] Indicates that the association executing this Consent to Use of Similar Name is the parent or prime affiliate of a group of associations using the same name with geographic or other designations, and that such association is authorized to and does hereby act on behalf of all such affiliated associations, including the following (see 19 Pa. Code 17.3(c)(6)):

         _______________________________________________________________________



IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 24th day of March, 2006.

                             /s/ Michael L. Staines
                          ---------------------------
                                   Signature

                                Supt. Secretary
                            -----------------------
                                      Title